Exhibit 10.25

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of October 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is entered into by and among Social Reality, Inc., a Delaware corporation (“Social”, Social and each other Person who executes a Joinder Agreement and becomes a New Borrower under the “Financing Agreement” (as defined below), including, without limitation, Steel Media, a California corporation (“Steel Media”), from and after the consummation of the Closing Date Acquisition, from time to time, each a “Borrower” and collectively, the “Borrowers”), the Guarantors (as defined in the Financing Agreement defined below) from time to time party hereto, Victory Park Management, LLC (“Victory Park”), as the collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the “Secured Parties” (as defined below), and each Person which becomes a party hereto pursuant to the joinder provisions of Section 20 hereof (Social, the Guarantors and such other Persons are collectively referred to as the “Obligors” or individually referred to as an “Obligor”).

WHEREAS:

A.

Pursuant to that certain Financing Agreement entered into by and among the Obligors, the Lenders and Holders identified therein and the Collateral Agent (such Lenders, Holders and the Collateral Agent hereinafter collectively referred to as the “Secured Parties”) dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”) the Lenders have agreed to purchase those certain Senior Secured Term Notes issued by the Borrowers to the Lenders in the original aggregate principal amount of $10,000,000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Notes”) and those certain Warrants to purchase shares of common stock issued by Social to the Holders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Warrants”).

B.

Pursuant to the Financing Agreement, the Guarantors have agreed to guaranty all Obligations of the Borrowers to the Secured Parties under the Notes, the Warrants, the Financing Agreement and the other Transaction Documents.

C.

In order to secure the Obligations and as an inducement to the Lenders to purchase the Notes and the Warrants under the Financing Agreement, each Obligor has agreed to enter into this Agreement for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in the UCC shall have the respective meanings given such terms in the UCC (and if such terms are defined in more than one article of the UCC, such terms shall have the meaning given in Article 9 thereof), and capitalized terms not otherwise defined herein shall have the meaning given to them in the Financing Agreement.

(a)

“Collateral” means the following property of the Obligors, whether presently owned or existing or hereafter acquired or coming into existence and wherever located, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer thereof and of insurance covering the same and of any tort claims in connection therewith:

(i)

all Accounts, Deposit Accounts, Instruments, Documents, Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper), Goods (including Inventory, Equipment, Fixtures and Motor Vehicles), Money, Payment Intangibles, General Intangibles and all Letter of Credit Rights;

(ii)

the shares of common stock and preferred stock, or partnership, membership and other ownership interests, now or hereafter owned by the Obligors (collectively, the “Pledged Equity”), and all certificates evidencing the same, together with, in each case, all shares, securities, monies or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity (the Pledged Equity, together with all other certificates, shares, securities, properties, ownership interests, or moneys, dividends, distributions, returns of capital subscription, warrants, rights or options as may from time to time be pledged hereunder pursuant to this clause being herein collectively called the “Equity Collateral”);

(iii)

all Investment Property, Financial Assets and Securities Accounts not covered by the foregoing clauses (i) and (ii);

(iv)

all Intellectual Property;

(v)

all commercial tort claims now or hereafter described on Schedule C attached hereto;

(vi)

all other tangible and intangible personal property of the Obligors, including all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents owned by the Obligors (including any held for the Obligors by any computer bureau or service company from time to time acting for the Obligors); and

(vii)

all Proceeds and products in whatever form of all or any part of the other Collateral, including all rents, profits, income and benefits and all proceeds of insurance and all condemnation awards and all other compensation for any event of loss with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessions to, substitutions for and replacements of all or any part of the other Collateral, provided, that the Collateral shall not include any Excluded Property.

(b)

“Controlled Account” means the bank accounts (including, without limitation, all Deposit Accounts and Securities Accounts) of the Obligors, including without limitation those set forth on Schedule F hereto, but excluding any accounts used exclusively to fund payroll.

(c)

 “Copyright Licenses” shall mean any and all agreements and licenses to which an Obligor is a party providing for the granting of any right in or to Copyrights (whether such Obligor is licensee or licensor thereunder).

(d)

“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith.

(e)

“Excluded Equity” shall means any voting stock of any direct Subsidiary of any Obligor that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a “CFC”)) in excess of 65% of the total combined voting power of all classes of stock of such CFC that are entitled to vote (within the meaning of Section 1.956-2(c)(2) of the Treasury Regulations.

(f)

“Excluded Property” shall means collectively:

(i) all Excluded Equity;

(ii)  any lease, license or other agreement or contract or any property subject to a purchase money security interest, Lien securing a capital lease obligation or similar arrangement, in each case permitted to be incurred under the Financing Agreement, to the extent that a grant of a security interest or Lien therein would require a consent not obtained or violate or invalidate such lease, license or agreement or contract or purchase money arrangement, capital lease obligation or similar arrangement or create a right of termination in favor of any other party thereto (other than an Obligor), in each case after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition;

(iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications;

(iv) motor vehicles and other assets subject to certificates of title (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the UCC);

(v) those assets as to which the Collateral Agent and the Borrower Representative shall reasonably determine, in writing, that the cost or other consequence of obtaining a Lien thereon or perfection thereof are excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby; and

(vi) any asset or property to the extent that the grant of a security interest is prohibited by applicable law, rule or regulation or requires a consent not obtained of any Governmental Authority pursuant to such applicable law, rule or regulation, in each case after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition.

(g)

“Event of Default” shall have the meaning ascribed in the Financing Agreement.

(h)

“IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations in part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

(i)

“Intellectual Property” means all rights, title and interests in or relating to intellectual property arising under any Requirement of Law and all IP Ancillary Rights relating thereto, including all Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trade Secrets, the Trade Secret Licenses, the Trademarks and the Trademark Licenses.

(j)

Material Intellectual Property” means Intellectual Property that is owned by or licensed to an Obligor and material to the conduct of any Obligor’s business.

(k)

“Obligations” shall have the meaning ascribed in the Financing Agreement.

(l)

“Patent Licenses” means all agreements and licenses to which an Obligor is a party providing for the granting of any right in Patents (whether such Obligor is licensee or licensor thereunder).

(m)

“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to letters patent and applications therefor.

(n)

“Permitted Liens” shall have the meaning ascribed in the Financing Agreement.

(o)

“Requirements of Laws” means any U.S. federal, state and local, and any non-U.S. laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Authority and applicable to an Obligor.

(p)

“Trade Secret Licenses” shall mean any and all agreements to which an Obligor is a party providing for the granting of any right in or to Trade Secrets (whether such Obligor is licensee or licensor thereunder).

(q)

“Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trade secrets and all other confidential or proprietary information and know-how owned by an Obligor, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret.

(r)

“Trademark Licenses” means any and all agreements and licenses to which an Obligor is a party providing for the granting of any right in or to Trademarks (whether such Obligor is licensee or licensor thereunder).

(s)

“Trademarks” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith, except for any “intent to use” Trademark applications for which a statement of use or amendment to allege use has not been filed and accepted (but only until such statement or amendment is filed and accepted by the United States Patent and Trademark Office).

(t)

“Transaction Documents” shall have the meaning ascribed in the Financing Agreement.

(u)

“Unasserted Contingent Obligations” means Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding Obligations in respect of the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Obligation) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

2.

GRANT OF SECURITY INTEREST.  As an inducement for the Lenders to purchase the Notes and Warrants, and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Obligor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Collateral Agent for the benefit of the Secured Parties a continuing security interest (the “Security Interest”) in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to the Collateral.

3.

REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE OBLIGOR.  Each Obligor represents and warrants with respect to Sections (a) through (d), (f), (h), (x) through (z) to, and covenants and agrees with respect to Section (e), (g) and (i) through (w) and (aa) with, the Collateral Agent for the benefit of the Secured Parties as follows:

(a)

Such Obligor has the requisite corporate or limited liability company power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder.  The execution, delivery and performance by such Obligor of this Agreement and the filings contemplated therein have been duly authorized by all necessary corporate or limited liability company action on the part of such Obligor and no further action is required by such Obligor.

(b)

Such Obligor has no place of business or offices where its books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto.

(c)

Such Obligor is the sole owner of, or possesses adequate rights in, the Collateral (except for non-exclusive licenses granted by such Obligor in the ordinary course of business), and, except for the Permitted Liens and liens in favor of the Secured Parties, such Collateral is free and clear of any liens, security interests, encumbrances, rights or claims, and such Obligor is fully authorized to grant the Security Interest in and to pledge the Collateral.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing covering or affecting any of the Collateral except for the Permitted Liens and liens in favor of the Secured Parties.  So long as this Agreement shall be in effect, such Obligor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement and except those arising from the Permitted Liens).

(d)

No Material Intellectual Property owned by such Obligor has been judged invalid or unenforceable, and to the knowledge of such Obligor, no part of the Material Intellectual Property licensed by such Obligor has been judged invalid or unenforceable.  Except as disclosed in the Schedules to the Financing Agreement, to the knowledge of such Obligor no written claim has been received by such Obligor that any Intellectual Property or such Obligor’s use of any Intellectual Property violates the intellectual property rights of any third party.  There has been no adverse decision to such Obligor’s claim of ownership rights in or rights to use the Material Intellectual Property owned by such Obligor in any jurisdiction or to such Obligor’s right to keep and maintain the registered Material Intellectual Property it owns in full force and effect, and to the knowledge of such Obligor, there has been no adverse decision to such Obligor’s claim of rights to use the Material Intellectual Property licensed by such Obligor in any jurisdiction.  Except as disclosed in the Schedules to the Financing Agreement, there is no proceeding pending before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority or, to the knowledge of such Obligor, threatened in writing against such Obligor contesting or challenging the validity, scope or enforceability of, or an Obligor’s ownership of or right to use such Intellectual Property.

(e)

Such Obligor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Collateral Agent at least 20 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other necessary steps have been taken to create in favor of Collateral Agent, for the benefit of itself and the Secured Parties, a valid, perfected and continuing perfected first priority (except for the Permitted Liens) Lien in the Collateral.

(f)

This Agreement creates in favor of the Collateral Agent, for itself and on behalf of the Secured Parties, a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in clause (g) below with respect to Collateral that may be perfected by such filing and upon the timely effecting of actions required by applicable law to perfect security interests in other Collateral which actions shall be taken by such Obligor at the request of a Secured Party (including, without limitation, the transfer of possession of original certificated securities, together with appropriate transfer instruments and the delivery of deposit account control agreements), a perfected first priority (except for the Permitted Liens) Lien in such Collateral.

(g)

Such Obligor hereby authorizes the Collateral Agent, for itself and on behalf of the Secured Parties, to file one or more financing statements under the UCC, with respect to the Security Interest with the filing and recording agencies in any jurisdiction deemed necessary or desirable in the sole and absolute discretion of the Collateral Agent, and to file the Intellectual Property Security Agreements with the U.S. Patent and Trademark Office or the U.S. Copyright Office as appropriate.  Without limiting the foregoing, each Obligor authorizes the Collateral Agent to file the UCC financing statement naming such Obligor as debtor set forth on Exhibit B hereto.  Each Obligor irrevocably authorizes the Collateral Agent, for and on behalf of the Secured Parties, at any time and from time to time, to file in any filing office in any jurisdiction, any initial financing statement or amendment thereto that indicates the collateral as “all assets” or “all personal property” of such Obligor or words of similar effect.  Such Obligor will pay the cost of filing the same in all public offices wherever the filing is, or is deemed by the Collateral Agent to be, necessary or desirable to effect the rights and obligations provided for herein.  Without limiting the generality of the foregoing, but subject to the terms of the Financing Agreement and this Agreement, such Obligor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and such Obligor shall obtain and furnish to the Collateral Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(h)

The execution, delivery and performance of this Agreement by such Obligor does not conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt, indenture or other instrument (evidencing such Obligor’s debt or otherwise) to which such Obligor is a party or by which any property or asset of such Obligor is bound or affected.  No material consent (including, without limitation, any consent from any holder of stock or other type of ownership interest, any creditors, or any Governmental Authority that currently regulates the business of such Obligor) is required for such Obligor to enter into and perform its obligations hereunder, other than such consents as shall have previously been obtained.

(i)

Such Obligor shall at all times maintain the Liens and Security Interest provided for hereunder as valid and perfected first priority (except for Permitted Liens) Liens and Security Interests in the Collateral in favor of the Collateral Agent until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 13 hereof.  Such Obligor hereby agrees to defend the Liens in favor of the Collateral Agent from and against any and all persons except for the Secured Parties and holders of Permitted Liens.  Such Obligor shall use commercially reasonable efforts to safeguard and protect all Collateral for the account of the Secured Parties, subject to ordinary wear and tear, casualty or condemnation.

(j)

Except for the Permitted Liens and as expressly permitted under the Financing Agreement, such Obligor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral except as provided in the Financing Agreement.

(k)

Such Obligor shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order, subject to ordinary wear and tear, casualty or condemnation, and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage or otherwise prohibited by any applicable Requirement of Law, to the extent a failure to do so would not materially impair the value of such Collateral.

(l)

Such Obligor shall, promptly upon obtaining knowledge thereof, advise the Collateral Agent of any substantial change in the Collateral, and of the occurrence of any event with respect to the Collateral which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ Lien thereon.

(m)

Such Obligor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, fixture filings, assignments, security agreements,

financing statements or other instruments, documents, certificates and assurances and take such further action as any Secured Party may from time to time reasonably request and may reasonably deem necessary to perfect, protect or enforce its security interest in the Collateral or any additional collateral, including, without limitation, the execution and delivery of separate mortgages and fixture filings, which shall be satisfactory to the Collateral Agent in its sole discretion for real or personal property interest.

(n)

Such Obligor shall permit the Secured Parties and their representatives and agents to inspect the Collateral and to make copies of records pertaining to the Collateral in accordance with the terms of the Financing Agreement.

(o)

Such Obligor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any material rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p)

Such Obligor shall within three (3) Business Days notify the Collateral Agent in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Obligor that may materially adversely affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(q)

All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of such Obligor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(r)

Such Obligor shall, and shall cause its Subsidiaries to, at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights, permits, licenses and franchises material to their businesses.

(s)

Such Obligor will not change its name, corporate structure, or identity, or add any fictitious name unless it provides at least twenty (20) days prior written notice to the Collateral Agent of such change and, at the time of such written notification, such Obligor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected first priority (except for Permitted Liens) Security Interest granted and evidenced by the Security Documents.

(t)

Such Obligor may not consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Collateral Agent, which shall not be unreasonably withheld.

(u)

Such Obligor may not relocate its chief executive office to a new location without providing twenty (20) days prior written notification thereof to the Collateral Agent and so long as, at the time of such written notification, such Obligor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected first priority (except for Permitted Liens) Security Interest granted and evidenced by the Security Documents.

(v)

Such Obligor’s exact legal name and jurisdiction of organization is set forth in the introduction paragraph of this Agreement.

(w)

With respect to the Pledged Companies (as set forth in Schedule D):

(i)

the Obligors shall deliver, or cause to be delivered, all certificates or instruments representing or evidencing the Pledged Equity of the Pledged Companies to the Collateral Agent, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent, and each Obligor agrees to execute and deliver, or cause to be executed and delivered, to the Collateral Agent with respect to each Pledged Company a Consent, in the form attached hereto as Exhibit A-1, and a Pledge Instruction, in the form attached hereto as Exhibit A-2 and by this reference each made a part hereof.

(ii)

the Collateral Agent shall have the right, at any time in its discretion and without notice to any Obligor, after the occurrence and during the continuance of and during the continuation of an Event of Default, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of such Pledged Equity with respect to such Pledged Companies.  The Collateral Agent shall also have the right at any time after the occurrence and during the continuation of an Event of Default, in connection with exercising its rights hereunder, to exchange certificates or instruments, if any, representing or evidencing such Pledged Equity for certificates or instruments of smaller or larger denominations provided that the aggregate number of interests on such certificates or instruments issued in exchange thereof shall not exceed the number of interests pledged by the Obligors in the Pledged Companies;

(iii)

in addition, all other steps necessary under any applicable law to be taken in order to perfect the first priority (except for Permitted Liens) Security Interest granted to Collateral Agent free from adverse claims hereunder shall be taken by or on behalf of each Obligor, including without limitation, any notation on any certificate or instrument representing the Pledged Equity of the Pledged Companies and any notation on any share register or similar document or Instrument;

(iv)

upon the proper filing of UCC financing statements by the Collateral Agent, and/or upon delivery to the Collateral Agent of any issued certificates representing the Pledged Equity of the Pledged Companies and the taking of any other steps that may be required in accordance with this Section 3(w) or otherwise, the pledge of Pledged Equity of the Pledged Companies pursuant to this Agreement creates a valid and perfected first priority (subject only to Permitted Liens) Security Interest free from adverse claims in the Equity Collateral in respect of the Pledged Companies securing the payment of the Obligations for the benefit of the Collateral Agent and the other Secured Parties;

(v)

Schedule D and Schedule E to this Agreement with respect to the Pledged Companies are true and correct and complete; and without limiting the generality of the foregoing, the Pledged Equity set forth opposite such Obligor’s name on Schedule E hereto, constitutes, as of the date hereof, the number of the issued and outstanding equity interests of each Pledged Company indicated on Schedule D hereto, the percentage of each Pledged Company indicated on Schedule E hereto and the Pledged Equity constitutes all of the Equity Interests of any such Pledged Company owned by such Obligor; and

(vi)

Notwithstanding anything to the contrary contained herein, no interest in any limited liability company or limited partnership owned or controlled by any Obligor that constitutes Pledged Equity shall be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction, and (ii) such certificate shall be delivered to the Collateral Agent in accordance with the terms hereof.

(x)

i)

So long as no Event of Default shall have occurred and be continuing, each applicable Obligor shall be entitled to exercise any and all voting and other rights pertaining to the Pledged Companies, as applicable, or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Transaction Documents; provided, however, that such Obligor shall not exercise and shall refrain from exercising any such right if such action or inaction could reasonably be expected to have a Material Adverse Effect on the value of the Pledged Companies or any part thereof or be inconsistent with or violate any provisions of this Agreement and the other Transaction Documents.

(ii)

So long as no Event of Default shall have occurred and be continuing, each applicable Obligor shall be entitled to receive all dividends, distributions and payments paid from time to time in respect of the Collateral, Equity Collateral and Pledged Companies to the extent permitted by the Transaction Documents.

(iii)

At any time while an Event of Default has occurred and is continuing, any and all (A) dividends and other distributions paid or payable in cash in respect of any Equity Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (B) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Equity Collateral, shall be in each case forthwith delivered to the Collateral Agent, to hold and shall, if received by an Obligor, be received in trust for the benefit of the Collateral Agent and the Secured Parties, be segregated from the other property or funds of such Obligor, and be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(iv)

All dividends or other distributions which are received by an Obligor contrary to the provisions of this Section 3(x) shall be received in trust for the benefit of the Collateral Agent and the Secured Parties, shall be segregated from other funds of such Obligor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

(v)

Subject to the provisions of Section 4 hereof, upon the occurrence and during the continuance of an Event of Default, (A) all voting and other rights of an Obligor which it would otherwise be entitled to exercise pursuant to Section 3(x)(i) shall cease, and all such rights shall automatically thereupon (unless expressly waived in writing by the Collateral Agent) become vested in the Collateral Agent for the benefit of itself and the Secured Parties, which shall (unless expressly waived in writing by the Collateral Agent) thereupon have the sole right to exercise such rights in accordance with Article 5 hereof, and (B) all cash dividends or other distributions payable in respect of the Pledged Companies shall be paid to the Collateral Agent, for the benefit of itself and the Secured Parties and such Obligor’s right to receive such cash payments pursuant to Sections 3(x)(ii) and 3(x)(iii) hereof shall immediately and automatically cease.

(y)

Schedule F attached hereto correctly sets forth all Controlled Accounts of each Obligor as of the date hereof.  Each Obligor agrees that (i) it shall not create any new Controlled Account, unless prior to (or concurrently therewith) it has entered into an account control agreement for such Controlled Account in form and substance reasonably satisfactory to the Collateral Agent, and (ii) no proceeds of any Accounts will be deposited in or at any time transferred to any Controlled Account other than a Controlled Account governed by an account control agreement in form and substance reasonably satisfactory to the Collateral Agent.

(z)

Except as set forth on Schedule G attached hereto, Obligor owns no motor vehicles for which a certificate of title has been issued or for which a certificate of title is required by law and upon acquiring any such motor vehicle each Obligor shall, at the request of the Collateral Agent, cause the Collateral Agent to be noted as the first lienholder on the certificate of title.

(aa)

With respect to any Material Intellectual Property hereafter owned or acquired which is registered or for which registration is sought, such Obligor shall provide Collateral Agent notification thereof in the next Compliance Certificate required to be delivered under Section 8.2 of the Financing Agreement and an Intellectual Property Security Agreement covering such Intellectual Property to be filed by Collateral Agent with the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable.

(bb)

(i)

If any amount payable under or in connection with any Collateral owned by such Obligor shall be or become evidenced by an instrument or Tangible chattel paper, such Obligor shall mark all such instruments and Tangible

Chattel Paper with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of Victory Park Management, LLC, as Collateral Agent” and, at the request of the Collateral Agent, shall immediately deliver such instrument or Tangible Chattel Paper to the Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Collateral Agent.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course of business any instrument received for payment in the ordinary course of business, and the Collateral Agent shall, within reasonable time upon request of the Obligor, make appropriate arrangements for making any instrument or Tangible Chattel Paper delivered by Obligor available to Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by Collateral Agent, against trust receipts or like document).

(ii)

Such Obligor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any Person other than the Collateral Agent, a securities intermediary or a commodity intermediary.

(iii)

If any amount payable under or in connection with any Collateral owned by such Obligor shall be or become evidenced by Electronic Chattel Paper, such Obligor shall take all steps reasonably requested by Collateral Agent after notification by Obligor of ownership of such Collateral, to grant the Collateral Agent control of all such Electronic Chattel Paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

(cc)

Any default in the observance or performance by such Obligor of any covenant, condition or agreement contained herein, subject to applicable cure periods, if any, shall constitute an Event of Default to the extent provided in the Financing Agreement.

4.

DUTY TO HOLD IN TRUST.  Upon the occurrence and during the continuance of any Event of Default, the Obligors shall, upon receipt of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Financing Agreement, the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any sum subject to the Security Interest, hold the same in trust for the Collateral Agent on behalf of the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Collateral Agent on behalf of the Secured Parties for application to the satisfaction of the Obligations.

5.

RIGHTS AND REMEDIES UPON DEFAULT.  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent, for itself and on behalf of each Secured Party, shall have the right to exercise all of the remedies conferred hereunder and under the Financing Agreement and the Notes, at law and in equity, and the Collateral Agent, for itself and on behalf of each Secured Party, shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Collateral Agent shall also have the following rights and powers:

(a)

The Collateral Agent shall have the right to take possession of the Collateral and, for that purpose, enter (with respect to leased premises, to the extent permitted by the owner thereof), with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Obligors shall assemble the tangible Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Obligors’ premises or elsewhere, and make available to the Collateral Agent, without rent paid by the Collateral Agent, all of the Obligors’ respective premises and facilities for the purpose of the Collateral Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)

The Collateral Agent shall have the right to operate the business of the Obligors using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Collateral Agent may deem commercially reasonable and in accordance with all applicable laws, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Obligors or right of redemption of the Obligors, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Collateral Agent may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligors, which are hereby waived and released.

(c)

Each of the Obligors agrees that, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the absolute right to seek the immediate appointment of a receiver for all or any portion of the Collateral and/or any other real or personal property of the Obligors given as security for the payment and performance of the Obligors’ obligations under this Agreement, the Notes, the Financing Agreement and the other Transaction Documents.  Such right to the appointment of a receiver for the assets of the Obligors shall exist regardless of the value of the security for the amounts due under the Notes or secured hereby or of the solvency of any party bound for the payment of such indebtedness.  Obligors hereby irrevocably consent to such appointment and, upon the occurrence of an Event of Default under Section 10.1(c) or Section 10.1(d) of the Financing Agreement, waive notice of any application thereof, and agree that such appointment may be made by Collateral Agent on an ex parte basis.

6.

PLEDGED EQUITY.  Each Obligor recognizes that, by reason of certain prohibitions contained in the 1933 Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Equity Collateral conducted without prior registration or qualification of such Equity Collateral under the 1933 Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Equity Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the 1933 Act) and, notwithstanding such circumstances, each Obligor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Equity Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the 1933 Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Collateral Agent determines to exercise its right to sell any or all of the Equity Collateral, upon written request, each Obligor shall and shall cause each issuer of any Equity Collateral to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number and nature of interest, shares or other instruments included in the Equity Collateral which may be sold by the Collateral Agent in exempt transactions under the 1933 Act and the rules and regulations of the SEC thereunder, as the same are from time to time in effect.

7.

GRANT OF INTELLECTUAL PROPERTY LICENSE.  For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Sections 5 and 8 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Obligor hereby (a) grants to the Collateral Agent, to the extent not prohibited under any applicable third party agreements or any applicable law, a non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to such rights as each Obligor has to use, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Obligor, wherever the same may be located, and including in such license access to all media in which any of such Intellectual Property may be recorded or stored and to all computer programs used for the compilation or printout hereof, subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Obligor to avoid the risk of invalidation of said Trademarks, and (b) irrevocably agrees that the Collateral Agent may sell any of such Obligor’s Inventory directly to any person, including without limitation persons who have previously purchased such Obligor’s Inventory from such Obligor and in connection with any such sale or other enforcement of the Collateral owned by or licensed to such Obligor and any Inventory that is covered by any Copyright owned by or licensed to such Obligor, the Collateral Agent may finish any work in process and affix any Trademark owned by or licensed to such Obligor and sell such Inventory as provided herein.

8.

INTELLECTUAL PROPERTY.

(a)

Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i)

the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Obligor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Obligor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement and such Obligor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Obligor agrees to use commercially reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Obligor’s rights in the Material Intellectual Property by others and for that purpose agrees to use commercially reasonable efforts to maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

(ii)

upon written demand from the Collateral Agent, each Obligor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Obligor’s right, title and interest in and to the Intellectual Property to the extent such grant, conveyance, assignment or other transfer is not prohibited under the terms of any applicable third party agreements or any applicable law, and shall execute and deliver to the Collateral Agent such documents as are reasonably necessary or appropriate to carry out the intent and purposes of this clause (ii);

(iii)

each Obligor agrees that such an assignment and/or recording shall be applied to reduce the Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon (including any license proceeds under), the Intellectual Property;

(iv)

within five (5) Business Days after written notice from the Collateral Agent, each Obligor shall make available to the Collateral Agent, to the extent within such Obligor’s power and authority, such personnel in such Obligor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Obligor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Obligor under or in connection with the Trademarks and Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Obligor’s actual cost, consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v)

the Collateral Agent shall have the right to notify, or upon its written request require each Obligor to notify, any obligors of an Obligor with respect to amounts due or to become due to such Obligor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Obligor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Obligor might have done; provided that:

(1)

all amounts and proceeds (including checks and other instruments) received by Obligor in respect of amounts due to such Obligor in respect of the Intellectual Property or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Obligor, and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9 hereof; and

(2)

Obligor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)

If (i) an Event of Default shall have occurred and, by reason of a waiver, modification, or amendment provided by the Secured Parties or otherwise cured pursuant to the terms of the Financing Agreement, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Obligations shall not have become immediately due and payable, then upon the written request of any Obligor, the Collateral Agent shall promptly execute and deliver to such Obligor, at such Obligor’s sole cost and expense, such assignments or other documents as may be reasonably necessary to reassign to such Obligor any such rights, title and interests as may have been assigned or granted to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

9.

APPLICATIONS OF PROCEEDS.  The proceeds of any sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, second, to attorneys’ fees and expenses incurred by the Collateral Agent in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations to each Secured Party, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Obligor any surplus proceeds.  If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Obligors will be liable for the deficiency, together with interest thereon, at the Default Rate, and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency.  To the extent permitted by applicable law, each Obligor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of any Secured Party.  All proceeds hereof or payments under any of the Transaction Documents shall apply to the Secured Parties on a pro-rata basis, in accordance with the principal amount of the Notes outstanding at the time of such payment.

10.

COSTS AND EXPENSES.  The Obligors agree to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by any Secured Party.  The Obligors will also, upon demand, pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Transaction Documents.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Current Interest Rate.

11.

RESPONSIBILITY FOR COLLATERAL.  The Obligors assume all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

12.

SECURITY INTEREST ABSOLUTE.  All rights of each Secured Party and all Obligations of the Obligors hereunder shall be absolute and unconditional, irrespective of:  (a) any lack of validity or enforceability of this Agreement, the Notes, the other Transaction Documents or any other agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from this Agreement, the Notes, the other Transaction Documents or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Collateral Agent to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Obligors, or a discharge of all or any part of the Security Interest granted hereby.  Until the Obligations (other than Unasserted Contingent Obligations) shall have been paid and performed in full, the rights of each Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  Each Obligor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance, except any notice required under the Transaction Documents.  In the event that at any time any transfer of any Collateral or any payment received by any Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than any Secured Party, then, in any such event, the Obligors’ obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  Each Obligor waives all right to require a Secured Party to proceed against any other person or to apply any Collateral which such Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. Each Obligor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

13.

TERM OF AGREEMENT.  This Agreement and the Security Interest shall terminate on the date on which all Obligations have been paid in full or have been satisfied or discharged in full (except for Unasserted Contingent Obligations) without any further action on the part of any party hereto.  Upon such termination, the Collateral Agent, at the expense of the Obligors, will join in executing any termination statement with respect to any financing statement or other security document executed and filed pursuant to this Agreement.

14.

POWER OF ATTORNEY, FURTHER ASSURANCES.

(a)

Each Obligor authorizes the Collateral Agent, and does hereby make, constitute and appoint the Collateral Agent and its respective officers, agents, successors or assigns with full power of substitution, as such Obligor’s true and lawful attorney-in-fact, with power, in the name of the Collateral Agent or such Obligor, after the occurrence and during the continuance of an Event of Default, (i) to endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party, (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against Obligors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral, (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral, (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral and (v) generally, to do, at the option of the Collateral Agent, and at the expense of such Obligor, at any time, or from time to time, all acts and things, including without limitation, to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with the Collateral, which the Collateral Agent reasonably determines to be necessary to protect, preserve and realize upon the Collateral and the Security Interest granted herein in order to effect the intent of this Agreement, the Financing Agreement and the Notes all as fully and effectually as such Obligor might or could do; and such Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding (except for Unasserted Contingent Obligations).

(b)

On a continuing basis, each Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Collateral Agent, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Collateral Agent the grant or perfection of a perfected first priority security interest in all the Collateral under the UCC (subject to Permitted Liens).

(c)

Each Obligor hereby irrevocably appoints the Collateral Agent as such Obligor’s attorney-in-fact, with full authority in the place and stead of such Obligor and in the name of such Obligor, from time to time in the Collateral Agent’s discretion, to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Obligor where permitted by law.

15.

NOTICES.  All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Financing Agreement.

16.

OTHER SECURITY.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Collateral Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any Secured Party’s rights and remedies hereunder.

17.

LICENSED COLLATERAL.  Notwithstanding any other provision contained herein or any of the other Transaction Documents, after the occurrence and during the continuance of an Event of Default, each Obligor hereby agrees that with respect to any part of the Collateral which may require the consent of any third party or third parties in order for such Obligor to transfer and/or convey its interest in and to such Collateral to the Collateral Agent, as may be required in accordance herewith, such Obligor agrees to and shall use commercially reasonable efforts to obtain such consents or approvals in as expedient manner as practicable.

18.

AGENCY.

(a)

Appointment.  The Secured Parties by their acceptance of the benefits of this Agreement, hereby designate Victory Park as the Collateral Agent to act as specified herein.  Each Secured Party shall be deemed irrevocably to authorize the Collateral Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto.  The Collateral Agent may perform any of its duties hereunder by or through its agents or employees.

(b)

Nature of Duties.  The Collateral Agent shall have no duties or responsibilities except those expressly set forth herein.  Neither the Collateral Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith or be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.  The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or any other Transaction Document a fiduciary relationship in respect of any Obligor or any Secured Party; and nothing in this Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement or any other Transaction Document except as expressly set forth herein and therein.

(c)

Lack of Reliance on the Collateral Agent.  Independently and without reliance upon the Collateral Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Obligors in connection with such Secured Party’s investment in the Borrowers, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Obligors and their subsidiaries, and of the value of the Collateral from time to time, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter.  The Collateral Agent shall not be responsible to any Obligor or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith other than representations made by the Collateral Agent related to its status as an accredited investor under federal and state securities laws, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of any Obligor or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Obligors, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under this Agreement, the Financing Agreement, the Notes or any of the other Transaction Documents.

(d)

Certain Rights of the Collateral Agent.  Subject to this Agreement, the Collateral Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties.  The Collateral Agent may, but shall not be obligated, to request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of Secured Parties that are the Required Holders; if such instructions are not provided despite the Collateral Agent’s request therefor, the Collateral Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Collateral Agent; and the Collateral Agent shall not incur liability to any person or entity by reason of so refraining.  Without limiting the foregoing, (i) no Secured Party shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and absent manifest error, the Obligors shall have no right to question or challenge the authority of, or the instructions given to, the Collateral Agent pursuant to the foregoing and (ii) the Collateral Agent shall not be required to take any action which the Collateral Agent believes (A) could reasonably be expected to expose it to personal liability or (B) is contrary to this Agreement, the Transaction Documents or applicable law.

(e)

Reliance.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it.  Anything to the contrary notwithstanding, the Collateral Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Obligors or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

(f)

Indemnification.  To the extent that the Collateral Agent is not reimbursed and indemnified by the Obligors, the Secured Parties will jointly and severally reimburse and indemnify the Collateral Agent, in proportion to principal outstanding amounts of the Notes held at such time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the

Collateral Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Collateral Agent’s own gross negligence or willful misconduct.  Prior to taking any action hereunder as Collateral Agent, the Collateral Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Collateral Agent for costs and expenses associated with taking such action.

(g)

Resignation by the Collateral Agent.

(i)

The Collateral Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving thirty (30) days’ prior written notice (as provided in this Agreement) to the Obligors and the Secured Parties.  Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clauses (ii) and (iii) below.

(ii)

Upon any such notice of resignation, the Secured Parties, acting by the Required Holders, with notice to the Borrower Representative, shall appoint a successor Collateral Agent hereunder.

(iii)

If a successor Collateral Agent shall not have been so appointed within said thirty (30) day notice period, the Collateral Agent shall then appoint a successor Collateral Agent with notice to the Borrower Representative who shall serve as Collateral Agent until such time, if any, as the Secured Parties appoint a successor Collateral Agent as provided above.  If a successor Collateral Agent has not been appointed within such thirty (30) day notice period, the Collateral Agent may petition any court of competent jurisdiction or may interplead the Secured Parties in a proceeding for the appointment of a successor Collateral Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Secured Parties on demand and shall not be part of the Obligations or otherwise be reimbursable by the Obligors hereunder or under the Transaction Documents.

(iv)

Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations under the Agreement.  After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of the Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

(h)

Rights with Respect to Collateral.  Each Secured Party agrees with all other Secured Parties and the Collateral Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its Security Interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Collateral Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents.

(i)

The Collateral Agent in its Individual Capacity.  The Collateral Agent and its Affiliates may purchase notes from, make loans to, issue letters of credit for the account of, accept deposits from and generally engage in any kind of lending or other business with any party and its Affiliates as though the Collateral Agent was not the Collateral Agent hereunder.  With respect to any loans, purchases of notes or issuances of credit, if any, made by the Collateral Agent in its capacity as a Holder, the Collateral Agent in its capacity as a Secured Party shall have the same rights and powers under this Agreement and the other Security Documents as any other Secured Parties and may exercise the same as though it were not the Collateral Agent, and the terms “Secured Party” or “Secured Parties” shall include the Collateral Agent in its capacity as a Secured Party.

19.

MISCELLANEOUS.

(a)

No course of dealing between the Obligors and any Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder, under the Financing Agreement, the Notes or the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)

All of the rights and remedies of each Secured Party with respect to the Collateral, whether established hereby, under the Financing Agreement, the Notes or the other Transaction Documents or by any other agreements, instruments or documents entered into in connection therewith or by law shall be cumulative and may be exercised singly or concurrently.

(c)

This Agreement, along with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)

In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)

No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)

This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)

Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)

This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement and all disputes arising hereunder shall be governed by, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois.  The parties hereto (a) agree that any legal action or proceeding with respect to this Agreement or any other agreement, document, or other instrument executed in connection herewith or therewith, shall be brought in any state or federal court located within Chicago, Illinois, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to the Security Documents, or any other agreement, document, or other instrument executed in connection herewith or therewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

(i)

OBLIGORS AND SECURED PARTIES IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT, THE FINANCING AGREEMENT, THE NOTES, OR ANY OTHER TRANSACTION DOCUMENT.

(j)

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

20.

JOINDER. In the event a party becomes an Obligor (the “New Obligor”) pursuant to the Joinder Agreement, upon such execution the New Obligor shall be bound by all the terms and conditions hereof to the same extent as though such New Obligor had originally executed this Agreement.  The addition of the New Obligor shall not in any manner affect the obligations of the other Obligors hereunder.  Each Obligor and Secured Party acknowledges that the schedules and exhibits hereto may be amended or modified in connection with the addition of any New Obligor to reflect information relating to such New Obligor.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

OBLIGORS:

SOCIAL REALITY, INC.,
a Delaware corporation

By:	/s/ Christopher Miglino
Name:	Christopher Miglino
Its:	Chief Executive Officer

COLLATERAL AGENT:

VICTORY PARK MANAGEMENT, LLC, as Collateral Agent

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	Authorized Signatory